Second Quarter Fiscal 2019 Earnings Teleconference May 3, 2019 Joseph C. Bartolacci President and Chief Executive Officer Steven F. Nicola Chief Financial Officer ©2019 Matthews International Corporation. All Rights Reserved.

Disclaimer Any forward-looking statements contained in this presentation are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward-looking statements principally include changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in the cost of materials used in the manufacture of the Company's products, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, changes in product demand or pricing as a result of domestic or international competitive pressures, unknown risks in connection with the Company's acquisitions, cybersecurity concerns, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission (“SEC”). Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock-based compensation, the non-service portion of pension and postretirement expense, acquisition costs, ERP integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and ERP integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. ©2019 Matthews International Corporation. All Rights Reserved. 2

Financial Overview ©2019 Matthews International Corporation. All Rights Reserved. 3

Q2 FY2019 Summary EPS - Diluted  $0.57 Items impacting Q2 GAAP and $0.48 non-GAAP EPS comparability . Lower sales • Unfavorable impact of changes in foreign currency rates • Decline in U.S. casketed deaths • Loss of a significant brand client account Q2 FY2018 Q2 FY2019 . Higher interest expense . Higher investment income Adjusted EPS* . Favorable income taxes $0.93 $0.90 Q2 FY2018 Q2 FY2019 * See supplemental slide for Adjusted EPS reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures ©2019 Matthews International Corporation. All Rights Reserved. 4

1H FY2019 Summary EPS - Diluted  Items impacting 1H GAAP EPS comparability . Q2 operating results $1.68 . Prior year included significant net favorable tax adjustment ($0.84) . $0.58 Loss on sale of a 51% ownership interest in pet cremation business ($0.10) . Higher interest expense ($0.08) 1H FY2018 1H FY2019  Adjusted EPS* Items impacting 1H Adjusted EPS comparability . $1.57 Q2 operating results $1.40 . Unfavorable impact of changes in currency exchange rates ($0.11) . Higher interest expense ($0.08) 1H FY2018 1H FY2019 * See supplemental slide for Adjusted EPS reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures ©2019 Matthews International Corporation. All Rights Reserved. 5

Q2 FY2019 Consolidated Results ($ in millions) Sales GAAP Gross Profit and Margin $414.1 $391.4 $150.7 $136.3 36.4% 34.8% Q2 FY2018 Q2 FY2019 Q2 FY2018 Q2 FY2019 Net Income Adjusted EBITDA* Attributable to Matthews and Margin $18.2 $15.4 $62.5 $56.2 15.1% 14.4% Q2 FY2018 Q2 FY2019 Q2 FY2018 Q2 FY2019 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews’ use of Non-GAAP measures ©2019 Matthews International Corporation. All Rights Reserved. 6

1H FY2019 Consolidated Results ($ in millions) Sales GAAP Gross Profit and Margin $282.1 $262.7 $783.5 $765.6 36.0% 34.3% 1H FY2018 1H FY2019 1H FY2018 1H FY2019 Net Income Adjusted EBITDA* Attributable to Matthews and Margin $53.4 $109.0 $102.7 $18.5 13.9% 13.4% 1H FY2018 1H FY2019 1H FY2018 1H FY2019 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews’ use of Non-GAAP measures ©2019 Matthews International Corporation. All Rights Reserved. 7

Q2 FY19 SGK Brand Solutions Results

Matthews INTERNATIONAL

($ in millions)

Sales


$207.1
$190.7
Q2 FY2018
Q2 FY2019

Adjusted EBITDA*

and Margin


$35.1
$29.4
17.0%
15.4%
Q2 FY2018
Q2 FY2019

- Sales fluctuations
  - Currency $11.1 million unfavorable
  - Significant brand client account loss ~ $7.0 million
  - Higher organic sales in Europe and Asia
  - Sales growth in the private label brand market
  - Increased sales of surfaces and engineered products
  - Frost Converting Systems acquisition (Nov 2018)

- Adjusted EBITDA change impacted by
  - Lower sales
  - Changes in currency rates

** See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews' use of Non-GAAP measures*

©2019 Matthews International Corporation. All Rights Reserved.

8

1H FY19 SGK Brand Solutions Results

Matthews INTERNATIONAL

($ in millions)

Sales


$398.8
$376.0
1H FY2018
1H FY2019

Adjusted EBITDA*

and Margin


$66.0
$56.7
16.5%
15.1%
1H FY2018
1H FY2019

- Sales fluctuations
  - Currency $15.8 million unfavorable
  - Significant brand client account loss ~ $12.0 million
  - Higher organic sales in Europe, private label, surfaces and engineered products
  - Frost Converting Systems acquisition (Nov 2018)
- Adjusted EBITDA change impacted by
  - Lower sales
  - Changes in currency rates

** See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews' use of Non-GAAP measures*

©2019 Matthews International Corporation. All Rights Reserved.
9

Q2 FY19 Memorialization Results ($ in millions) Sales  $168.7 $162.2 Sales fluctuations . Higher sales of memorial products in U.S. . Lower casket sales ~$6.0 million . Currency $1.0 million unfavorable . Divestiture13.1% of controlling interest14.8% in pet cremation business Q2 FY2018 Q2 FY2019 . Star Granite & Bronze acquisition (Feb 2018) Adjusted EBITDA* and Margin  Adjusted EBITDA change impacted by $39.5 . $35.0 Lower sales . Higher input costs . Divestiture of pet cremation business . 23.4% 21.6% Acquisition integration synergies and other cost reduction initiatives Q2 FY2018 Q2 FY2019 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews’ use of Non-GAAP measures ©2019 Matthews International Corporation. All Rights Reserved. 10

1H FY19 Memorialization Results ($ in millions) Sales  Sales fluctuations $313.6 $316.1 . Higher sales of memorial products in the U.S. . Star Granite & Bronze acquisition (Feb 2018) . Lower casket sales . Divestiture of controlling interest in pet cremation13.1% business 14.8% 1H FY2018 1H FY2019 . Currency $1.5 million unfavorable Adjusted EBITDA*  Adjusted EBITDA change impacted by and Margin . Lower sales $67.9 $65.3 . Divestiture of pet cremation business . Higher input costs . Acquisition integration synergies and other cost reduction initiatives 21.7% 20.7% 1H FY2018 1H FY2019 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews’ use of Non-GAAP measures ©2019 Matthews International Corporation. All Rights Reserved. 11

Q2 FY19 Industrial Technologies Results ($ in millions) Sales $38.3 $38.6  Sales fluctuations . Higher warehouse automation sales . Lower product identification (marking products)12.7% sales 11.0% . Currency $0.7 million unfavorable Q2 FY2018 Q2 FY2019  Adjusted EBITDA change impacted by Adjusted EBITDA* . and Margin Higher sales . Higher R&D costs $4.9 $4.8 12.7% 12.4% Q2 FY2018 Q2 FY2019 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews’ use of Non-GAAP measures ©2019 Matthews International Corporation. All Rights Reserved. 12

1H FY19 Industrial Technologies Results ($ in millions) Sales $71.1 $73.6  Sales fluctuations . Higher warehouse automation sales . Compass Engineering acquisition (Nov 2017)12.7% 11.0% . Lower product identification sales 1H FY2018 1H FY2019 . Currency $1.3 million unfavorable Adjusted EBITDA*  and Margin Adjusted EBITDA change impacted by . Higher sales $8.6 $8.4 . Higher R&D costs 12.0% 11.4% 1H FY2018 1H FY2019 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews’ use of Non-GAAP measures ©2019 Matthews International Corporation. All Rights Reserved. 13

Capitalization and Cash Flows ($ in millions) Debt Operating Cash Flow $56.3 $960.6 $983.0 $975.7 $45.3 9/30/2018 12/31/2018 3/31/2019 1H FY2018 1H FY2019  Debt decreased by $7.3 million during Q2 FY2019 Cash  1H debt increase primarily to fund Frost acquisition and other investments $41.6 $37.7  Purchased 330k shares for $13.3 million in 1H FY2019  Quarterly dividend of $0.20/share, payable 5/20/19 9/30/2018 3/31/2019 ©2019 Matthews International Corporation. All Rights Reserved. 14

Business Overview ©2019 Matthews International Corporation. All Rights Reserved. 15

Business Progress & Market Climate  A large U.S.-based client transitioned  Equator continuing to add private label SGK Brand work internally business globally  Significant currency headwinds  IDL responding well to demand for quick Solutions  Several new account wins; but volume turnaround and high value/design projects ramp has been slow, especially in U.S.  Strong orders in Surfaces and Engineering  Slower U.S death rates impacted casket  Managing costs well, capturing acquisition sales synergies Memorialization  Ongoing commodity and freight cost  Bronze cemetery products growing; pressures integration of Star  Challenging pricing environment  Delays in cremator shipments and U.K. cremation equipment installation   New warehouse automation project wins Industrial Warehouse automation sales remain strong  Low order rates for product identification  Received several orders for new product Technologies group early in quarter, improving beta units; positive customer feedback from testing ©2019 Matthews International Corporation. All Rights Reserved. 16

Updating Outlook for Fiscal 2019* Observations  Don’t expect recovery from shortfall in Q2 casketed deaths  Currency expected to be ongoing headwind  Strong order rates for warehouse automation, engineered products and private label  Improving trends in product identification sales, U.S. brand account wins and merchandising solutions  Potential new project opportunities for engineered products and incineration equipment Updated FY2019 Guidance  Adjusted EBITDA of approximately $240 million to $250 million  Non-GAAP EPS of approximately $3.60 to $3.75  Priority for excess cash continues to be debt reduction or share repurchases * As of May 2, 2019 ©2019 Matthews International Corporation. All Rights Reserved. 17

MATW Investor & Analyst Day Wednesday, June 19, 2019 The Benjamin Hotel 125 East 50th Street New York, NY ©2019 Matthews International Corporation. All Rights Reserved. 18

Supplemental Information ©2019 Matthews International Corporation. All Rights Reserved. 19

Reconciliations of Non-GAAP Financial Measures Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. ©2019 Matthews International Corporation. All Rights Reserved. 20

Adjusted Earnings Per Share Non-GAAP Reconciliation (In thousands, except per share data) Three Months Ended March 31, Six Months Ended March 31, 2019 2018 2019 2018 Net income attributable to Matthews $ 15,417 $ 18,182 $ 18,514 $ 53,362 Acquisition costs 2,496 2,856 4,000 4,335 ERP integration costs 1,336 2,620 2,947 4,120 Strategic initiatives and other charges 1,563 1,160 1,563 1,640 Loss on divestiture - - 3,304 - Non-service pension and postretirement expense (1) 719 1,055 1,408 2,109 Intangible amortization expense 7,036 6,104 13,040 11,048 Tax-related (2) - (2,382) (300) (26,738) Adjusted net income $ 28,567 $ 29,595 $ 44,476 $ 49,876 Adjusted EPS $ 0.90 $ 0.93 $ 1.40 $ 1.57 Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 26.0% for the three and six months ended March 31, 2019 and 2018, respectively. (1) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans. (2) The tax-related adjustments in fiscal 2018 consisted of income tax regulation changes which included an estimated favorable tax benefit of approximately $37,800 for the reduction in the Company’s net deferred tax liability principally reflecting the lower U.S. Federal tax rate, offset partially by an estimated repatriation transition tax charge and other charges of approximately $11,000, for the six month period ended March 31, 2018. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to adjusted net income and adjusted EPS. ©2019 Matthews International Corporation. All Rights Reserved. 21

Adjusted EBITDA

Non-GAAP Reconciliation

Matthews INTERNATIONAL

(In thousands)

	Three Months Ended March 31,		Six Months Ended March 31,	
	2019	2018	2019	2018
Net income	$ 15,194	$ 18,072	$ 18,178	$ 53,230
Income tax provision (benefit)	(165)	2,212	440	(23,015)
Income before income taxes	15,029	20,284	18,618	30,215
Net loss attributable to noncontrolling interests	223	110	336	132
Interest expense	10,259	9,262	20,560	17,063
Depreciation and amortization *	21,050	19,748	40,276	36,986
Acquisition costs (1)**	3,374	3,859	5,406	5,790
ERP integration costs (2)**	1,805	3,541	3,982	5,568
Strategic initiatives and other charges (3)**	2,112	1,568	2,112	2,215
Loss on divestiture (4)	-	-	4,465	-
Stock-based compensation	1,366	2,658	5,013	8,132
Non-service pension and postretirement expense (5)	970	1,425	1,901	2,850
Total Adjusted EBITDA	$ 56,188	$ 62,455	$ 102,669	$ 108,951
Adjusted EBITDA margin	14.4%	15.1%	13.4%	13.9%

(1) Includes certain non-recurring costs associated with recent acquisition activities.

(2) Represents costs associated with global ERP system integration efforts.

(3) Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

(4) Represents a loss on the sale of a controlling interest in a Memorialization business.

(5) Non-service pension and postretirement expense includes interest cost, expected return on plan assets and amortization of actuarial gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

* Depreciation and amortization was $13,165 and $11,827 for the SGK Brand Solutions segment, $5,039 and $5,172 for the Memorialization segment, $1,559 and $1,476 for the Industrial Technologies segment, and $1,287 and $1,273 for Corporate and Non-Operating, for the three months ended March 31, 2019 and 2018, respectively. Depreciation and amortization was $24,607 and $22,832 for the SGK Brand Solutions segment, $10,058 and $9,314 for the Memorialization segment, $3,085 and $2,602 for the Industrial Technologies segment, and $2,526 and $2,238 for Corporate and Non-Operating, for the six months ended March 31, 2019 and 2018, respectively.

** Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $2,808 and $1,535 for the SGK Brand Solutions segment and $4,483 and $6,294 for Corporate and Non-Operating, for the three months ended March 31, 2019 and 2018, respectively. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $642 for the Memorialization segment and $497 for the Industrial Technologies segment for the three months ended March 31, 2018. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $3,409 and $3,185 for the SGK Brand Solutions segment and $8,091 and $8,871 for Corporate and Non-Operating, for the six months ended March 31, 2019 and 2018, respectively. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $930 for the Memorialization segment and $587 for the Industrial Technologies segment for the six months ended March 31, 2018.

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted EBITDA and adjusted EBITDA margin.*

©2019 Matthews International Corporation. All Rights Reserved.
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Second Quarter Fiscal 2019 Earnings Teleconference May 3, 2019 ©2019 Matthews International Corporation. All Rights Reserved.